UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 27, 2007

OPTIO SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Georgia	001-15529	58-1435435
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3015 Windward Plaza, Windward Fairways II, Alpharetta, Georgia 30005

(Address of principal office)

Registrant’s telephone number, including area code: (770) 576-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 27, 2007, Optio Software, Inc. (the “Company”) entered into a First Amendment to the Amended and Restated Loan and Security Agreement (the “First Amendment”) with Silicon Valley Bank.  The First Amendment changed the EBITDA financial covenant for the Company to reduce the required minimum EBITDA.  All other terms and conditions of the Amended and Restated Loan and Security Agreement remained unchanged.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is furnished with this document:

Number	Exhibit
10.1	First Amendment to the Amended and Restated Loan and Security Agreement between Optio Software, Inc. and Silicon Valley Bank, dated September 27, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 02, 2007	OPTIO SOFTWARE, INC.

	By:	/s/ C. Wayne Cape
C. Wayne Cape
President and Chief Executive Officer